                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 23, 2009

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Missouri                      0- 24571              43-1816913
         --------                      --------              ----------
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)        Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
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               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
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         On November 23, 2009, Pulaski Financial Corp., the holding company for Pulaski Bank, issued a press release announcing that its annual meeting of stockholders will be held on February 3, 2010. The press release announcing the annual meeting is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
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         (d)    Exhibits

                Number          Description
                ------          -----------

                99.1            Press Release dated November 23, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: November 24, 2009                     By: /s/ Paul J. Milano
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                                                Paul J. Milano
                                                Chief Financial Officer